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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 26, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)





Minnesota                               41-0343440
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(State or other jurisdiction of         (I.R.S. Employer Identification number)
incorporation or organization)


5501 Norman Center Drive, Minneapolis, Minnesota    55437
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(Address of principal executive offices)            (Zip code)





Registrant's telephone number, including area code: (952) 830-3300
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Item 4.  Changes in Registrant's Certifying Accountants

         (a)   Previous Independent Accountants

               (i) On July 26, 2000, Jostens, Inc. (the "Registrant") received the resignation of its independent accountants, Ernst & Young LLP. The resignation was the result of unsuccessful mediation discussions between the Registrant and Ernst & Young LLP related to information technology consulting services provided by Ernst & Young LLP to the Registrant.

               (ii) The reports of Ernst & Young LLP on the Registrant's financial statements for the past two years ended January 1, 2000 and January 2, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) In connection with its audits for the two most recent fiscal years and through August 2, 2000, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

               (iv) The Registrants delivered a copy of this Form 8-K report to Ernst & Young LLP on August 2, 2000. Concurrently therewith, the Registrant requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Attached hereto as Exhibit
                       16.1 is a copy of the letter of Ernst & Young LLP to the Securities and Exchange Commission, dated August 2, 2000.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

               Exhibit No.   Description
               -----------   -----------
                  16.1       Letter from Ernst & Young LLP to the Securities and
                             Exchange Commission dated August 2, 2000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Jostens has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   JOSTENS, INC.
                                   Registrant


Date: August 2, 2000               By /s/ William N. Priesmeyer
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                                          William N. Priesmeyer
                                          Senior Vice President and Chief
                                            Financial Officer
                                          (Chief Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit       Description
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16.1          Letter from Ernst & Young LLP to the Securities and Exchange
              Commission dated August 2, 2000.